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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   January 16, 2002
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                      Annuity and Life Re (Holdings), Ltd.
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               (Exact Name of Registrant as Specified in Charter)


Bermuda                              0-23625                 Not Applicable
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)


Cumberland House, Victoria Street, Hamilton, Bermuda  HM11
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (441) 296-7667
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 9.    Regulation FD Disclosure.

      On January 16, 2002, Ms. Mary R. Hennessy, a member of Annuity & Life Re's board of directors, tendered her resignation from the board citing other responsibilities and commitments. The board of directors has not yet met to consider whether to fill the vacancy created by Ms. Hennessy's resignation.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANNUITY AND LIFE RE (HOLDINGS), LTD.



Date: January 23, 2002                 By:  /s/ Lawrence S. Doyle
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                                           Lawrence S. Doyle
                                           President and Chief Executive Officer


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